Income tax	6 Months Ended
Jun. 30, 2025
Major components of tax expense (income) [abstract]
Income tax

7	Income tax
Pillar Two legislation
The Pillar Two rules were enacted or substantively enacted in certain jurisdictions in which the Group operates effective for the financial year beginning January 1, 2024, and Pillar Two rules were adopted in Guernsey (where the Group’s ultimate parent entity is based) and are applicable starting from January 1, 2025. According to these rules, the Group is considered a Multi-National Enterprise ("MNE") to which the Pillar Two rules shall be applied.
The Group has performed an assessment of its exposure to Pillar Two income taxes in the second half of 2024, and again in June 2025. The Pillar Two effective tax rates in most of the jurisdictions in which the Group operates is above 15%. However, the Group has recognized a Pillar Two current tax expense of $5.5 million in 2025 in respect of its subsidiaries, which are not expected to be subject to the transitional safe harbor relief.
The Group continues to follow Pillar Two legislative developments, as further countries enact the Pillar Two rules, to evaluate the potential future impact on its consolidated results of operations, financial position and cash flows.

	2025 $ 'millions	2024 $ 'millions
The following income taxes are recognized in profit:
Current tax expense
Current period	44	33
Global minimum top-up tax	6	—
Changes in estimates related to prior periods	—	1
Deferred tax expense
Origination and reversal of temporary differences	11	(7)
Changes in estimates related to prior periods	7	1
Recognition of previously unrecognized deferred tax assets	(1)	—
Release of deferred tax arising on business combinations	—	(2)
Dividend tax expense	5	5
Income tax expense reported in profit	72	31

The effective tax rate (“ETR”) is 56.1% for the period ended June 30, 2025 (2024: 42.1%).

The ETR is driven by the differences in the prevailing tax rates across the various jurisdictions in which the entities within the Group operate, non-deductible expenses (mainly attributable to DGC’s impairment of $63.9 million and the US iGaming onerous contract expense of $22.6 million during the period ended June 30, 2025), immaterial prior period adjustments, withholding tax on dividends declared by African subsidiaries and a combination of recognizing previously unrecognized tax losses and a limitation on current losses recognized.
The recognition of deferred tax assets or changes to the recognition of previously unrecognized deferred tax assets, particularly in respect of tax losses, is based on an assessment of whether it is probable that there will be sufficient and suitable taxable profits in the relevant legal entity or tax group against which to utilize the assets in the future.